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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
             (Exact name of registrant as specified in its charter)


SOUTH CAROLINA                                          57-0910139
(State of Incorporation or Organization)     (IRS Employer Identification No.)

SUITE 128, 115 ATRIUM WAY
COLUMBIA, SOUTH CAROLINA                                  29223
(Address of Principal Executive Offices)               (Zip Code)


                  If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

                  If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[X]

                  Securities Act registration statement file number to which this form relates: 333-43437
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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                      NONE

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                      Common Stock, no par value per share
                                (Title of Class)



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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form SB-1 (File No.333-43437) under the heading "Description of Capital Stock" (initially filed with the Securities and Exchange Commission on December 30, 1997, and amended by the filing of Amendment No. 1 on April 6, 1998) which description is herein incorporated by reference.

ITEM 2.           EXHIBITS.

                  The following exhibits are filed as part of this Registration Statement on Form 8-A or are incorporated by reference to the documents specified:

                  1. Amended and Restated Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 2.1 to the Registrant's Form 1-A filed with the Commission on July 9, 1997.)

                  2. Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 2.2 to the Registrant's Form 1-A filed with the Commission on July 9, 1997.)

               99.3.       Specimen Common Stock Certificate.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                           INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

                           Date: April 13, 1998


                           By: /s/ HARRY P. LANGLEY
                               -------------------------------------------
                           Harry P. Langley
                           Its:  Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
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
         1.                Amended and Restated Articles of Incorporation of the
                           Registrant. (Incorporated by reference to Exhibit 2.1
                           to the Registrant's Form 1-A filed with the
                           Commission on July 9, 1997.)

         2.                Amended and Restated Bylaws of the Registrant.
                           (Incorporated by reference to Exhibit 2.2 to the Registrant's Form 1-A filed with the Commission on July 9, 1997.)

      99.3.                Specimen Common Stock Certificate.